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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                -------------------------------------------------


                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934
                    -----------------------------------------

Date of Report (Date of earliest event reported):

October 10, 2002

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                               Digex, Incorporated
             (Exact name of registrant as specified in its charter)


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               Delaware                                 59-3582217
               --------                          -------------------------
  (State or other jurisdiction of                    (I.R.S. Employer
   incorporation or organization)                 Identification Number)

                                    000-26873
                                     -------
                            (Commission File Number)

                               14400 Sweitzer Lane
                                Laurel, MD 20707
                    (Address of principal executive offices)

                                 (240) 264-2000
                               (Telephone Number)

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ITEM 5. OTHER EVENTS.

     On October 10, 2002, Digex, Incorporated issued the attached press release announcing the appointment of Vinton Cerf, Wayne Huyard and Jon McGuire as directors effective September 25, 2002. Bert Roberts and Ron Beaumont have resigned from the board. Board member Bill Grothe has been appointed chairman.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c)  Exhibits

         The following exhibit is filed herewith:

         Exhibit 99.1 Press Release dated October 10, 2002: "Digex Appoints Additional Board Members"





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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:   October 11, 2002


                                                DIGEX, INCORPORATED
                                                   (Registrant)

                                                /s/ T. SCOTT ZIMMERMAN
                                                -----------------------
                                                  T. Scott Zimmerman
                                                Chief Financial Officer

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                                  EXHIBIT INDEX



Exhibit No.                   Description
-----------                   -----------

99.1 Press Release dated October 10, 2002: "Digex Appoints Additional Board Members"